EXHIBIT 10.9
CONTRACT ADDENDUM
ADDENDUM NO. 01
to Contract No. 6400711368/00
Novint voxelNotepad2 Phase II
Prototype Software Project
It is hereby agreed that this ADDENDUM to Contract Number 711368/00, dated April 10, 2001, between ARAMCO SERVICES COMPANY (“ASC”) and NOVINT TECHNOLOGIES, INC. (“NOVINT” or “CONTRACTOR”) shall govern additional services to be performed by NOVINT (hereinafter referred to as “Phase II Services”) related to the voxelNotepad2 (“vnp2”) Phase II Prototype Software Project (“Phase II Project”):
A.	NOVINT warrants that all Phase II Beta and Final version software will be delivered AS-IS, WHERE IS. However, NOVINT will correct to ASC’s or SAUDI ARAMCO’s reasonable satisfaction all defects affecting the Phase II Beta and Final version software’s performance or suitability for use.
B.	Job Specification for Phase II Project:
1.	Approximate date Phase II Services will commence: July 8, 2002.

2.	Approximate period of Phase II Services: six (6) months.

3.	The Phase II Services shall be performed at NOVINT’s facilities or such other location as ASC or SAUDI ARAMCO shall designate in writing from time to time.

4.	ASC representative: Simon A. Vreeke, General Supervisor, Engineering Services.

5.	Description of Phase II Services to be performed:
5.1	Introduction
5.1.1. During Phase I of the Project, the vnp2 program was extended and enhanced to read **** format data files. ****, **** and **** data are now supported in vnp2 and can be seen and felt in the desktop environment. Data sets on the order of **** were used during Phase I and preliminary experiments indicated that utilization of the RTVIZ VolumePro line of volume graphics acceleration cards can enable data sets of **** and larger to be interactively rendered on a PC.
5.1.2. The primary objective of Phase II is to further refine and extend the vnp2 software to interactively render **** data sets of the size currently in use by SAUDI ARAMCO in its **** modeling and **** efforts. Full support for the volumePro volume graphics card will be added to the vnp2 software to interactively render **** data sets of approximately**** to **** million **** (“Full volumePro Support”). Further, the ability to constrain visualization and interaction to a subset of the data (“Constrained Data Sculpting”) as well as the ability to save and load/ re-load overall program state (“Persistence/ State Saving”) will be added to vnp2 software.

ADDENDUM NO. 01
to Contract No. 6400711368/00Novint
voxelNotepad2 Phase II Prototype
Software Project
5.2	Summary of vnp2 Software Phase II modifications
5.2.1. Full volumePro Support.
•	Enhance vnp2 software by adding volumePro 500 series graphic card(s) to interactively render **** to **** million ****.

•	Make (i) modifications to current vnp2 software architecture to support data sets of **** to **** million **** and (ii) specific upgrades to utilize volumePro hardware, including modifications to interface graphics depth buffer with volumePro.

•	Add full visualization parameter, depth buffer, clipping plane and interactive cursor support for the volumePro cards to vnp2.
5.2.2. Constrained Data Sculpting.
•	Enhance vnp2 software’s ability to define a subset of ****data to be visually and haptically rendered.

•	The enhancements will be achieved by using collections of “bounding planes,” which will constrain the visual renderings and haptic interaction cursor, thus allowing the user to select a rectangular subset of the **** data set and volume by specifying six (6) bounding planes (i.e., two planes for each major axis of the data set).
5.2.3. Persistence/ State Saying.
•	Add the ability to save and re-load the current working state (which includes, without limitation, the entire data set and all visualization parameters) of the vnp2 program at any time during the operation of vnp2.

•	The addition of the save and re-load functions will enable users to save the current working state, exit the program, and return to the program and immediately continue to work at the program exit location.

•	Specific modifications include: (i) updating vnp2 software so that all relevant state Information (“State Class Information”) is retained in a centralized location known as the “State Class”; (ii) reading and writing routines needed to save and load the State Class information; and, (iii) updating the user interface to support the reading and writing routines so that each user is queried or prompted on program exit to save the State Class Information.
5.3	Deliverables
5.3.1. NOVINT will deliver to SAUDI ARAMCO vnp2 prototype program executables.
5.3.2. NOVINT will grant SAUDI ARAMCO internal use of vnp2 prototype license for evaluation and demonstration within SAUDI ARAMCO.

ADDENDUM NO. 01
to Contract No. 6400711368/00
Novint voxelNotepad2 Phase II
Prototype Software Project
5.4	Timeline
5.4.1.	SAUDI ARAMCO delivers purchase order to NOVINT (project start— estimated July 1, 2002)

5.4.2.	Detailed project specification and plan delivered by NOVINT to SAUDI ARAMCO no later than two (2) weeks after SAUDI ARAMCO issues a purchase order to NOVINT.

5.4.3.	SAUDI ARAMCO and NOVINT confirm detailed project specifications and plan within four (4) weeks after project start date.

5.4.4.	Beta version of Phase II vnp2 software delivered by NOVINT to SAUDI ARAMCO within twelve (12) weeks after project start date.

5.4.5	Final Phase II vnp2 software delivered by NOVINT to SAUDI ARAMCO within sixteen (16) weeks after project start date.
5.5.	Responsibilities
5.5.1. SAUDI ARAMCO will provide a person to act as NOVINT’s technical and administrative contact for the duration of the project.
5.5.2. NOVINT will assign a project leader for the duration of the project to coordinate all technical Issues with the SAUDI ARAMCO point of contact.
5.5.3. NOVINT will complete the vnp2 software development at NOVINT’s facilities utilizing NOVINT hardware.
5.6	Completion Criteria
5.6.1.	This project will be considered complete when the final version of the vnp2 prototype has been installed and tested at the SAUDI ARAMCO facility and SAUDI ARAMCO has completed its evaluation to its reasonable satisfaction.
5.7	License Rights
5.7.1. NOVINT grants to ASC a non-exclusive, perpetual, royalty-free license to use the vnp2 prototype program and any other software developed under this CONTRACT for SAUDI ARAMCO’s internal use. These license rights include the right of ASC or SAUDI ARAMCO to further develop software for internal use. These license rights do not include the right to market, sell or distribute the vnp2 prototype program or internally developed

ADDENDUM NO. 01
to Contract No. 6400711368/00
Novint voxelNotepad2 Phase II
Prototype Software Project
software to any third party. NOVINT retains sole rights of ownership, development, and commercial distribution for the vnp2 prototype source code and its derivative works.
C.	Compensation for Phase II Project:
As full and complete compensation for NOVINT’s satisfactory performance of the services described in this ADDENDUM’s Job Specification for Phase II Project, as well as the satisfactory performance of all other obligations of NOVINT under this CONTRACT, ASC shall pay NOVINT as follows:
1.	Rates

1.1 Full volumePro Support

Large data set support architectural modifications	$12,000.00
Visualization parameter interface	$2,400.00
Full depth buffer support	$4,000.00
Clipping plane refinements	$800.00
Cursor refinements	$800.00
Data reading and caching refinement	$4,000.00
User interface support	$7,185.00

1.2 Constrained Data Sculpting

Sub-volume support	$8,000.00
User interface support	$4,800.00

1.3 Persistence/ state saving

State class implementation	$4,000.00
Reader/ writer	$4,000.00
User interface support	$2,400.00

$54,385.00
2.	Terms
2.1	ASC agrees to the following payment schedule;
2.1.1.	US$17,947.05 is due once both ASC and NOVINT have executed this Addendum.

2.1.2.	US$17,947.05 is due upon delivery of the Beta version of Phase II vnp2 software to SAUDI ARAMCO.

ADDENDUM NO. 01
to Contract No. 6400711368/00Novint
voxelNotepad2 Phase II Prototype
Software Project
2.1.3.	US$18,490.90 is due upon delivery of the Final version of the Phase II vnp2 software to SAUDI ARAMCO and upon SAUDI ARAMCO’s reasonable determination, in its sole discretion, that the Final version of the Phase II vnp2 software is completely satisfactory in operation and functionality.
D. The Contract Number “711368/00” is hereby changed to Contract No. “6400711368/00” as a result of the implementation of a new enterprise software system by ASC. All future invoices must reflect this new Contract Number.
This ADDENDUM shall be effective as of the last execution date set forth below.
Except as specifically modified herein, all other terms and conditions of Contract Number 711368/00 shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.		ARAMCO SERVICES COMPANY

By:	/s/ Tom Anderson	By:	/s/ Simon A. Vreeke

Printed Name: Tom Anderson		Printed Name: Simon A. Vreeke

Title: CEO		Title: General Supervisor, Engineering Services

Date: 7/12/02		Date: July 10, 2002